W270, Inc. Completes Merger With Saleen Automotive, Inc.

Press Release: Saleen Automotive, Inc. – Thu, Jun 27, 2013 9:59 AM EDT

CORONA, CA--(Marketwired - Jun 27, 2013) - W270, Inc. (OTCBB: WSTY) today announced that it has completed its merger to acquire 100% of Saleen Automotive, Inc. and SMS Signature Cars ("Saleen" or "the Company"), a performance automotive company that manufactures, upgrades, and sells high-end sports cars and related parts. W270, Inc. changed its name to Saleen Automotive, Inc. on June 17, 2013.

Concurrent with the merger, Saleen Automotive, Inc. raised an aggregate principle amount of $3,000,000 (including the conversion of $500,000 of existing notes) via a securities purchase agreement with accredited investors.

Founded by Steve Saleen, renowned race driver and high-performance automaker, Saleen Automotive designs, develops, manufactures and sells high-performance cars that include the Saleen Mustang, Saleen Challenger and Saleen Camaro. The Company's products include a complete line of upgraded muscle cars, performance cars, automotive aftermarket specialty parts and lifestyle accessories. Also in development are the next generation of supercars, as well as electric and zero-emission vehicles for the commercial and consumer markets.

"Since 1983, I have been developing some of the world's most advanced high-performance street cars with special aerodynamics, highly functional cockpits, and precise handling suspension," said Chairman and CEO Steve Saleen. "We are excited to become a publicly-traded company and enter into the next stage of our growth, as we bring these automobiles into the mainstream and grow our retail presence into new markets in the U.S. We are also developing high-performance electric vehicles targeting the zero-emissions segment."

For more information, please see the Company's associated 8-K filing made with the U.S. Securities & Exchange Commission ("SEC").

About Saleen Automotive, Inc.

Saleen is an American niche manufacturer of lifestyle ultra-high performance vehicles, technical performance parts, lifestyle accessories and apparel. With more than 30 years of automotive heritage, Saleen has continually set the bar for automotive design and performance engineering in both street and racing applications. Saleen plans to utilize its existing strategic partnerships and dealer network to refine its design and engineering prowess, continue development of emerging automotive technologies, and expand its presence nationwide with a combination of automotive retail services, aftermarket parts and new vehicle sales to build significant long-term value. Learn more at www.saleenautomotive.com.

Safe Harbor Statement

This release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Saleen Automotive, Inc., its directors or its officers with respect to, among other things: (i) product plans; (ii) trends affecting its financial condition or results of operations; and (iii) growth strategy and operating strategy. The words "may," "would," "will," "expect," "estimate," "can," "believe," "potential" and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Saleen Automotive, Inc.'s ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. More information about the potential factors that could affect the business and financial results is and will be included in Saleen Automotive, Inc.'s filings with the Securities and Exchange Commission.

Contact:

Contact Information:
Media Contact
Molly Saleen
+1-714-400-2121

Investor Contact
Daniel Minton
+1-406-862-5400